                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       OCTOBER 31, 1997 (OCTOBER 29, 1997)



                             SUIZA FOODS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                     1-12755                   75-2559681
     --------                     -------                   ----------
(STATE OR OTHER              (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF                  NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


                       3811 TURTLE CREEK BLVD., SUITE 1300
                               DALLAS, TEXAS 75219
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 528-0939

ITEM 5.   OTHER EVENTS.

          On October 29, 1997, Suiza Foods Corporation issued a press release announcing third quarter sales and earnings, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

     99.1 Press Release dated October 29, 1997.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 31, 1997           SUIZA FOODS CORPORATION



                                       By: /s/ Tracy L. Noll
                                          -------------------------------------
                                               Tracy L. Noll
                                               VICE PRESIDENT AND CHIEF
                                               FINANCIAL OFFICER

                               INDEX TO EXHIBITS

Exhibit
Number                                    Description
-------                                   -----------

  99.1    Press Release dated October 29, 1997.